THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.15


                      AMENDED AND RESTATED LEASE AGREEMENT


     THIS AMENDED AND RESTATED LEASE AGREEMENT is made and executed this 14 day of October, 1997 by and between ROY BRESLER and IDA BRESLER, husband and wife, of Franklin Township, Huntingdon County, Pennsylvania (referred to in the singular as "Lessor")

                                      -AND-

AQUAPENN SPRING WATER COMPANY, INC., a Pennsylvania Business Corporation, with offices at One AquaPenn Drive, Milesburg, Pennsylvania (referred to as "Lessee").

                                   BACKGROUND

     A. Lessor and Edward J. Lauth, III, entered into a Lease Agreement dated October 28, 1986 (the "Lease Agreement"), whereby Lessor leased to Lauth certain real estate in Franklin Township, Huntingdon County, Pennsylvania, as more fully described on Exhibit "A" attached hereto and made a part hereof by this reference (the "Leased Premises").

     B. On May 27, 1988, Lessor and Edward J. Lauth, III entered into a Memorandum of Lease and Right of First Refusal which was recorded in the Office of the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Recorder of Deeds of Huntingdon County, Pennsylvania on June 20, 1988 at record book 218, page 274.

     C. On December 22, 1988, Edward J. Lauth, III, assigned his rights under the Lease Agreement to Lessee by a certain Assignment and Assumption Agreement which was recorded in the Office of the Recorder of Deeds of Huntingdon County, Pennsylvania on March 10, 1989 at record book 232, page 497.

     D. Lessor and Lessee mutually desire to amend and restate the Lease Agreement in the manner set forth herein.

     NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. LEASED PREMISES. Lessor for and in consideration of the rents, covenants and conditions contained in this Lease, does hereby lease to Lessee, and Lessee leases and accepts from Lessor, the real property consisting of approximately seventy four (74) acres, upon which are located three (3) springs, which is more fully described in Exhibit "A" attached hereto and by this reference made a part hereof, together with the right of ingress, egress and regress (the "Leased Premises").

     2. LESSOR'S WARRANTY OF TITLE. Lessor hereby represents and warrants that Lessor is the owner in fee simple absolute of the Leased Premises, subject to

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SECURITIES AND EXCHANGE COMMISSION.


the covenants, conditions, restrictions and easements of record, if any, which matters of record will not unreasonably interfere with Lessee's use of the Leased Premises. Lessee is aware of water rights previously granted by predecessors in title to Lessor herein as set forth in Huntingdon County Deed Book Vol. 64, Page 685, attached hereto as Exhibit "B".

     3. LESSOR'S WARRANTY OF QUIET ENJOYMENT. Lessor covenants and agrees that Lessee, and Lessee exclusively, in paying the rent and other charges herein provided for and observing and keeping the covenants, conditions and terms of this Lease on Lessee's part to be kept or performed, shall lawfully and quietly hold, occupy, use and enjoy the Leased Premises during the term of this Lease without hindrance or molestation by Lessor or any person claiming under Lessor, except as set forth herein relating to rights retained by Lessor.

     4. LEASE TERM. The term of this Lease shall end on December 31, 2017, subject to the terms and conditions set forth herein. Provided, however, Lessee may, at any time during the term of this Lease Agreement, upon five (5) year's written notice to Lessor, terminate this Lease Agreement for any reason whatsoever, provided that any rental due for the last year shall be prorated to the date of termination of the Lease. The commencement of the lease term is expressly contingent upon Lessee obtaining from the Pennsylvania Department of Environmental Protection, or any other such regulatory agency, a permit for the bottling of water from the Leased Premises or such other premises as Lessee shall pipe, haul or otherwise transport the water to. If this Lease is terminated by Lessee prior to

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


December 31, 2017 by exercising its five (5) year termination rights herein, the Lease shall terminate in its entirety on the date of termination and Lessee shall have no rights under this Lease Agreement and in particular shall not retain any options set forth in paragraph 18 hereinafter, subsequent to the date of termination.

     5. RENT. Lessee shall pay Lessor rent for the use and occupancy of the Leased Premises in the amounts set forth on Exhibit "C" attached hereto and made a part hereof by this reference. All rent shall be payable in advance on or before the first day of each year during the term of this Lease Agreement.
[                                                     ].

     6. REAL ESTATE TAXES. Lessee shall pay any real estate taxes levied and assessed against the Leased Premises during the term hereof. Such taxes shall be paid either to Lessor or to the appropriate taxing authorities, at the election of Lessee, prior to such time as such taxes shall become delinquent.

     7. USE OF LEASED PREMISES. Lessor and Lessee hereby acknowledge it is their intention that the Leased Premises be used by Lessee as a source of potable water which will be collected by Lessee into a tank or tanks to be constructed by Lessee on the Leased Premises which tank or tanks will be in the vicinity of the springs used as a water source by the Lessor. Lessee agrees that unless otherwise permitted by Lessor he will construct not more than one (1) tank for each spring on the Leased Premises. The parties further intend that this Lease specifically includes the right to take, draw and otherwise use

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SECURITIES AND EXCHANGE COMMISSION.


for sale or other commercial purposes water which flows from any and all springs located on the Leased Premises. Neither party shall do any act that would disrupt, pollute, impair or otherwise harm the spring water, keeping in mind that the water is intended to be a source of potable drinking water for use by Lessors and sale by Lessee. Lessee at its sole discretion, may drill wells at the spring site, in order to manage the flow of water from the springs.

     8. CONSTRUCTION AND OPERATION BY LESSEE. Lessee shall at its own expense construct such tank or tanks, spring covers and enclosures, water lines and non-chemical filtration or purification systems as shall be necessary or expedient for the operation of Lessee's contemplated business on the Leased Premises. Prior to commencing any construction (including any alteration or improvements), Lessee shall submit to Lessor for approval the plans for the projected construction project. Lessor shall have ten (10) days from the day the plans are submitted to them to approve or disapprove the projected construction project, provided that the approval for any projected construction project shall not be unreasonably withheld. All construction and operations done by Lessee, its agents or subcontractors shall be performed in a careful and prudent manner. All operations of Lessee shall be conducted in conformance with applicable federal, state or municipal regulations, and Lessee shall be solely responsible for the manner in which said operations are conducted. Lessee shall be responsible for obtaining any and all permits which are required for its use, operation or construction of the Leased Premises. Upon termination of this Lease any improvements built upon the Leased Property shall become the property of the Lessor unless Lessor gives Lessee notice to remove any such improvements, provided that any tank or

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


tanks and any purification or filtration equipment used by Lessee shall remain the property of Lessee and shall be removed at the termination of this Lease. In the event Lessee receives notice to remove improvements upon the termination of this Lease, Lessee shall remove those improvements at its sole expense within sixty (60) days of such notice.

     9. LESSOR'S WATER SUPPLY. The parties acknowledge that drinking water for Lessor's use is being provided by the springs where Lessee will be conducting its operations. Lessee shall use its best efforts to ensure that the Lessor shall have a sufficient supply of water to Lessor's farmhouse for personal domestic purposes. In the event that Lessor's drinking water is materially disturbed through the fault of the operations of Lessee, upon written notice thereof given by Lessor to Lessee, Lessee shall halt construction or operations on the Leased Premises until such time as Lessor shall be provided a sufficient supply of water as aforesaid.

     10. OTHER USE OF WATER AND LEASED PREMISES. In addition to the Lessor's supply of water referred to in Paragraph 9 hereof, Lessee agrees that it shall use its best efforts to ensure that the home formerly owned by Derwood Behrer shall have a sufficient supply of water as required by the agreement recorded in Huntingdon County Deed Book Vol. 64 at page 685. In addition, Lessor shall be entitled to provide a sufficient supply of water for personal domestic purposes to two (2) additional homes, which may be hereinafter constructed for members of Lessor's immediate family. The water right for those two (2) homes, which hereinafter may be constructed, shall be perpetual enabling them to use water from the spring serving the Lessor's home for domestic purposes in perpetuity.

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


Lessee shall have the right to approve and supervise the installation of the water line from the spring to the two (2) new houses which Lessor is permitted to build during the term of this agreement. Lessor shall be entitled to use the cabin by the large spring so long as its use does not pollute the springs to any extent nor interfere with Lessee's operations.

     11. FISHING AND HUNTING RIGHTS. Lessor retains the fishing rights to Spruce Creek on the Leased Premises and further retains the right to hunt on the Leased Premises. Lessee acknowledges that Lessor intends to continue to exercise fishing rights on behalf of members of his family and retains the right to lease his fishing rights to the Tyrone Fishing Club in accordance with previous practice over decades. The parties have hereto agreed that such fishing rights and lease of fishing rights shall continue subject to such reasonable restrictions as may be necessary so that the Lessor, Lessor's heirs and assigns and/or the members of the Tyrone Fishing Club do not interfere with the operations of the Lessee or pollute the water source on the Leased Premises. Any payments for such leases are the property of the Lessor.

     12. RIGHT-OF-WAY. The parties acknowledge that a roadway or right-of-way currently exists over the Leased Premises. Lessor for Lessor, Lessor's heirs, and assigns and for Lessor's fishing and hunting licensees and/or lessee, retains an easement over the said roadway for purposes of ingress, egress and regress to exercise all rights consistent with and permitted under this agreement. Lessee shall be responsible for the cost of maintenance and improvement to said roadway, however no maintenance or improvements shall be

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


conducted on the said roadway without the prior consent of Lessor, which consent shall not be unreasonably withheld.

     13. TREE OPERATIONS. Lessor shall have the right to conduct timbering operations on the Leased Property which shall be limited to the cutting of individual dead trees and individual live saw grade trees. Provided, however, Lessor shall not have the right to perform any clear cutting nor shall Lessor's timbering operations interfere in any way with Lessee's use of the Leased Premises. Lessor shall provide prior notice to Lessee of any proposed timbering on the Leased Premises, which notice shall describe the number and location of any trees to be cut. Lessor shall be permitted to grow Christmas trees on two fields that are currently planted and to harvest such trees at maturity provided that Lessor's Christmas Tree growing activity shall not make use of fertilizers, pesticides or other chemicals and shall not unreasonably interfere with Lessee's use and occupancy of the Leased Premises.

     14. ASSIGNMENT OF LEASE. Lessee may, at any time or from time to time during the term hereof, encumber by mortgage or other security instrument, by way of collateral assignment or otherwise, Lessee's interest under this Lease and the leasehold estate hereby created for any purpose, without the consent of Lessor. Lessee shall have the right to assign its estate and interest in this lease to any entity to which the Lessee owns an interest, subject, however, to the understanding that the obligations of Lessee hereunder shall not be released as to Lessee individually unless Lessor herein, Lessor's heirs, administrators, successors or assigns agree to release Lessee from Lessee's obligations hereunder; otherwise,

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


this Lease shall not be assignable or the Leased Premises sublet without the express written consent of the Lessor.

     15. LIABILITY INSURANCE. Lessee shall acquire and keep in effect during the term hereof a policy or policies of liability insurance in an amount of not less than [ ] which shall name Lessor as insured parties thereon.

     16. INDEMNITY OF LESSEE. The Lessee shall indemnify and save harmless the Lessors from any and all loss and of and from any and all causes of action, claims, reckonings or accounts whatsoever relating to the work and business of the Lessee as set forth in this Lease, whether such claims be made by or caused by any governmental agency, Lessee, invitees of Lessee, Lessee's agents, servants or workmen, or any other person acting by or through Lessee.

     17. INDEMNITY OF LESSOR. Lessor hereby agrees to indemnify and to hold Lessee harmless against any loss, cost, damage or expense, including reasonable attorney's fees, which Lessee should sustain by virtue of Lessor's violation of any term hereof.

     18. RIGHT OF FIRST REFUSAL. Lessor hereby grants to Lessee a right of first refusal to purchase or lease the Leased Premises, (herein called "the property") to be exercised in the following manner. If the Lessor shall receive a bona fide offer from another person or entity to purchase or lease the property, or any portion thereof, the Lessor shall send to the Lessee a copy of the proposed contract, and shall further notify the Lessee of the

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


intention of the Lessor to accept the same. The Lessee shall then have the right within thirty (30) days to accept the terms of the said contract in its own name for the gross purchase price or rental and on the terms specified in the same contract, and shall enter into a contract with Lessor setting forth those same terms and conditions. If the Lessee shall not so elect within the same period, the Lessor may then sell or lease the property to the said buyer or lessee, provided that such sale or lease is on the same terms and conditions and for the price set forth in the same contract submitted to the Lessee. This right of first refusal shall continue during the term of this lease agreement and for ten
(10) years thereafter. This right of first refusal shall not prohibit any transfer of the property between the current owners, nor shall it prohibit the gift or devise of the property by a current owner to spouse or issue, provided that the terms of this right of first refusal shall be binding upon said spouse or issue.

     19. SURVEY: TITLE SEARCH. Lessee shall arrange for and obtain, at its sole cost and expense, a survey and title search of the Leased Premises for the purpose of establishing agreement on the correct boundary between the upper twelve (12) acre field on the Leased Premises and adjacent land owned by
R. Wayne Harpster.

     20. DEMOLITION OF COTTAGES. Lessee shall, at its sole cost and expense, demolish the two (2) cottages on the Leased Premises known as the "Sills" and "McAllister" cottages following January 1, 1998. Prior to the demolition, Lessor shall be permitted to remove any salvageable items from these cottages.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


     21. RESTORATION OF FOOTBRIDGES; PEIFFER COTTAGE. If appropriate regulatory approvals are received (including, without limitation, the Commonwealth of Pennsylvania, Department of Environmental Protection), Lessee shall, at its sole cost and expense, restore the two footbridges that cross the creek to the lower cabin by the big spring. In the event such footbridges are restored by Lessee, Lessee shall, during the lease term, keep the approaches to such footbridges clear of brush and weeds. Lessee shall also evaluate the feasibility and expense of restoring and providing electrical service to the Peiffer cottage. Lessee shall, within a reasonable time, inform Lessor of its findings on this subject. Provided, however, that notwithstanding any restoration of the Peiffer cottage, Lessee shall continue to be permitted to obtain water from the Peiffer spring.

     22. REPAIR OF RESIDENTIAL WATER LINE. Lessee shall, within sixty (60) days of the full execution of this Lease, at its sole cost and expense, repair and/or replace the water line to Lessor's residence.

     23. ISSUANCE OF STOCK; OPTION. Lessee shall, within thirty (30) days of the execution of this Lease Agreement, [
                                                                    ] Further,
within thirty (30) days of the execution of this Lease Agreement, Lessee shall issue to Lessor an option to purchase up to twenty thousand and No/100 (20,000) shares of its Common Stock at a price of Five and No/100 ($5.00) Dollars per share. Such option shall be exercisable immediately and shall continue for a term of ten (10) years from the date of its issuance.

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


     24. PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     25. AGENCY. Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Lessor and Lessee, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Lessor and Lessee, other than the relationship of Lessor and Lessee.

     26. NUMBER AND GENDER. In this Lease the neuter gender includes the feminine and masculine, and the singular number includes the plural, and the word "Person" includes corporation, partnership, firm, or association wherever the context so requires.

     27. CAPTIONS. Captions of the articles, sections, and paragraphs of this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of the provisions of this Lease.

     28. RECORDING. A Memorandum of this Lease and Right of First Refusal contained therein may be recorded at the option and expense of Lessee. Lessor shall execute and acknowledge any such Memorandum upon request of Lessee.

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


     29. NOTICES. All notices to be sent shall be addressed as follows:

         If to Lessor:               Mr. and Mrs. Roy Bresler
                                     HC-01 Box 16
                                     Pennsylvania Furnace, PA 16865

         with a copy to:             John R. Gates, Esquire
                                     Henry, Corcelius, Gates, Gill & Ody, P.C.
                                     200 Penn Street, P.O. Box 383
                                     Huntingdon, PA  16652

         if to Lessee:               AquaPenn Spring Water Company, Inc.
                                     One AquaPenn Drive
                                     P.O. Box 938
                                     Milesburg, PA  16853

         with a copy to:             Daniel E. Bright, Esquire
                                     McQuaide Blasko
                                     811 University Drive
                                     State College, PA  16801-6699

     30. BINDING EFFECT. The agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties hereto.

     31. ENTIRE AGREEMENT. This Lease contains the entire agreement of the parties with respect to the matters covered by or related to this Lease, and no other agreement, statement, or promise made by any party, or to any employee, officer, or agent of any party, which is not contained in this Lease shall be binding or valid.

     IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this Agreement as of the day and year first above written.

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


WITNESSES:                                  LESSOR:


(Illegible signature)                       /s/ Roy Bresler
-----------------------------               -----------------------------------
                                            Roy Bresler


(Illegible signature)                       /s/ Ida Bresler
-----------------------------               -----------------------------------
                                            Ida Bresler


ATTEST:                                     LESSEE: AQUAPENN SPRING WATER
                                                    COMPANY, INC.


/s/ Scott E. Bresler                        By: /s/ Edward J. Lauth, III
-----------------------------               -----------------------------------
                                            Edward J. Lauth


                                            By: President
                                            -----------------------------------

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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.


COMMONWEALTH OF PENNSYLVANIA      :
                                  : SS.
COUNTY OF CENTRE                  :
          ------


     On this 14 day of October, 1997, before me a notary public, the undersigned officer, personally appeared ROY BRESLER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purpose therein contained.

     IN WITNESS THEREOF, I have hereunto set my hand and notarial seal. My commission expires:

                                            /s/ Michael L. Schmoke       (SEAL)
                                            -----------------------------------
                                            Notary Public


COMMONWEALTH OF PENNSYLVANIA      :
                                  : SS.
COUNTY OF CENTRE                  :
          ------


     On this 14 day of October, 1997, before me a notary public, the undersigned officer, personally appeared IDA BRESLER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purpose therein contained.

     IN WITNESS THEREOF, I have hereunto set my hand and notarial seal. My commission expires:

                                            /s/ Michael L. Schmoke       (SEAL)
                                            -----------------------------------
                                            Notary Public


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REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

COMMONWEALTH OF PENNSYLVANIA      :
                                  : SS.
COUNTY OF CENTRE                  :
          ------


     On this 14 day of October, 1997, before me a notary public, the undersigned officer, personally appeared EDWARD J. LAUTH III, the PRESIDENT of AQUAPENN SPRING WATER COMPANY, INC., known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purpose therein contained.

                  IN WITNESS THEREOF, I have hereunto set my hand and notarial seal. My commission expires:

                                            /s/ Michael L. Schmoke       (SEAL)
                                            -----------------------------------
                                            Notary Public


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                                   EXHIBIT "A"

                                 (See Attached)


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Page 685


                                   THIS DEED,

Made (illegible text)

Between George I. Rodgers (illegible text) the City of Williamsport, County of Lycoming and Commonwealth of Pennsylvania

                                                                        Grantor

and Sheldon D. Behrer and Janet A. Behrer, his wife, both of Franklin Township, Huntingdon County, Pennsylvania, as tenants by the entireties,

                                                                       Grantees

Witnesseth, that in consideration of

---------------Twenty-six Hundred ($2600.00)------------Dollars

in hand paid, the receipt whereof is hereby acknowledged, the said grantor does hereby grant and convey to the said grantees, survivor of them, their heirs and assigns

All that certain parcel or lot of ground with buildings erected thereon situate in the Village of Graysville, Franklin Township, Huntingdon County, Pennsylvania, described as follows:

     Beginning at a point at a walled spring marked by an iron axle at lands of
E. K. Woomer near the left bank of the Spruce Creek, thence by lands of said
E. K. Woomer North one (1) degree fifty-six (56) minutes West three hundred-four and ninety-four hundredths (304.94) feet to a point marked by an iron axle in an abandoned road at lands of John F. Johnston, thence by said lands and abandoned road North seventy-nine (79) degrees East two hundred twenty-three (223) feet to a point marked by an iron pin at the edge of a private lane; thence along the boundary of the private lane and crossing Fowler's Run South six (6) degrees thirty-one (31) minutes East three hundred thirty-three and seventy-nine hundredths (333.79) feet to a point in the center line of State Highway Route No. 45 marked by a nail; thence South eleven (11) degrees thirty-four and one-half (34 1/2) minutes East one hundred seventy-nine and eighty-two hundredths (179.82) feet along Lands of Chester W. Behrer to a point marked by a stake near a white pine witness at lands of Edna P. Ellenberger; thence by lands of Ellenberger North sixty (60) degrees twenty-four and one-half (24 1/2) minutes West and crossing State Highway Route No. 45 a distance of three hundred twenty-four and ninety-five hundredths (324.95) feet to a point marked by an iron


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axle in the place of beginning. Containing two and twenty-six hundredths (2.26)
acres according to the survey by Heine and Simpson dated April 21, 1965, a copy of which is attached hereto.

     Being the same parcel of ground title to which vested in the Grantor by deed of George I. Rodgers and Margeurite J. Rodgers dated January 21, 1964 and recorded in Deed Book No. 61 page 664 and by deed of Edmund K. Woomer to George
I. Rodgers and Margeurite J. Rodgers, his wife, dated May 29, 1961 and recorded in Deed Book 49, page 27. And the said Rodgers were divorced March 18, 1963 by Decree of the Common Pleas Court of Lycoming County to No. 304-November Term, 1962.

     Also a certain right to use water from a spring located on lands of E. K. Woomer and to enter upon the grounds of E. K. Woomer for the purposes of maintaining water lines to use the said water for domestic use of the house which water right is created in the deed last above recited, which deed was given to correct the mistake of failing to include the rights to the spring described above made by E. K. Woomer to George Rodgers, et ux, dated September 11, 1956 and recorded in Deed Book 34 page 136 in this that by mistake the parties to the said deed did not include the rights to agreement for the use of water from the said spring.


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


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                   EXHIBIT "B"

                                 (See Attached)


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


THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



            [LETTERHEAD OF SWEETLAND ENGINEERING & ASSOCIATES, INC.]
                             900 West College Avenue
                        State College, Pennsylvania 16801
                                 (814) 237-6518


                                                  December 4, 1997
                                                  JOB NO. 01273

                   ENGINEER'S DESCRIPTION OF LAND TO BE LEASED
                      FROM ROY M. BRESSLER TO EDWARD LAUTH

     ALL THAT CERTAIN PARCEL OF LAND situated in Franklin Township, Huntingdon County, PA, being shown as Total Lease Area on plans entitled "Survey of Lands of Roy M. Bressler and a Portion of Lands of Jeffery B. Herr for Edward Lauth Franklin Township Huntingdon County, PA, prepared by Sweetland Engineering & Associates, Inc., drawing numbers D-1019, D-1020 and D-1021, dated June 12, 1987 and is not intended to be recorded at the Huntingdon County Courthouse, bounded and described as follows:

     BEGINNING at an existing 36" Pine at the common southeastern corner of Land N/F of Donald R. & Lorenali M. Greenland and a northeastern corner of Land N/F of Roy M. & Ida W. Bressler: Thence along said Land N/F of Donald R. & Lorenah
M. Greenland N 24" 09" 57" W. 1243.95 feet to an existing 3/4" re-bar at the common northeastern corner of said Land N/F of Donald R. & Lorenah M. Greenland and the northwestern corner of the herein described Lease Area and along Land N/F of Robert W. Harpster Tract No. 2 the following six (6) courses and distances: (1) N 81" 44" 08" E, 357.14 feet to a 3/4" re-bar set; Thence (2) N 61" 20" 17" E, 307.70 feet to an existing 3/4" re-bar; Thence (3) S 89" 56' 59"
E. 600.38 feet to an existing 3/4 re-bar; Thence (4) N 80' 13' 09" E, 504.59 feet to an existing 3/4 re-bar; Thence (5), passing through an existing 3/4" re-bar, 88' 54' 39" E, 207.82 feet to a 3/4" re-bar set; Thence (6) N 81' 44"
08" E, 1166.64 feet to a 3/4" re-bar set at the common northwestern corner of land N/F of R. Wayne Harpster and at the northeastern corner of the herein described Lease area and along said Land N/F of Robert W. Harpster Tract No. 2; Thence along said Land N/F of R. Wayne Harpster S 48" 51' 48" E, 446.06 feet to a 3/4" re-bar set along Land N/F of Robert W. Harpster Tract no. 5 Second Parcel; Thence along said Land N/F of Robert W. Harpster Tract No. 5 Second Parcel S 22" 22" 39" E, 238.17 feet to a 3/4" re-bar set al, the southwestern corner of said Land N/F of Robert W. Harpster Tract No. 5 Second Parcel and a northwestern corner of Land N/F of Robert W. Harpster, Tract No. 5 First Parcel; Thence along said land N/F of Robert W. Harpster Tract No. 5 First Parcel the following two (2) courses and distances: (1) S 21' 11" 41" E, 491.46 feet to an existing 3/4" re-bar at the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

southeastern corner of the herein described Lease Area; Thence (2) S 62(degree) 03' 49" W. 574.79 feet to a 3/4" re-bar set along Land N/F of Robert W. Harpster Parcel No. 2 the following fourteen (14) courses and distances: (1) N 26(degree) 54' 41" W. 237.34 feet to an existing stone at a fence corner; Thence (2) S 88(degree) 12' 57" W, 37.16 feet to a 3/4" re-bar set; Thence (3) S 84(degree) 24' 31" W, 273.90 feet to a 3/4" re-bar set; Thence (4) N 73(degree) 50' 29" W,
364.65 feet to a 3/4" re-bar set; Thence (5) N 68(degree) 35' 29" W. 178.20 feet to a 3/4" re-bar set; Thence (6) N 59(degree) 26' 07" W. 143.55 feet to a 3/4" re-bar set; Thence (7) N 69(degree) 09' 20" W. 211.20 feet to a 3/4" re-bar set; Thence (8) N 82(degree) 23' 14" W. 271.46 feet to a 3/4" re-bar set; in stones; Thence (9) N 84(degree) 14' 21" W. 66.42 feet to a 3/4" re-bar set; Thence (10) S 88(degree) 42' 17" W. 313.50 feet to a 3/4" re-bar set; Thence (11) S 0(degree) 47' 43" E. 36.30 feet to a 3/4" re-bar set; Thence (12) S 80(degree) 57' 17" W. 148.85 feet to a 3/4" re-bar set; Thence (13) S 11(degree) 32' 43" E.
204.60 feet to an existing 3" axle; Thence (14) along Parcel No. 3 S 15(degree) 36' 34" E. 74.15 feet to an existing 1" iron pin along Land N/F of R. Wayne Harpster - Parcel No. 1 S 66(degree) 36' 21" W. 322.61 feet to an existing 1" iron pin at the northwestern corner of said Land N/F of R. Wayne Harpster - Parcel No. ( ) and along Land N/F of John F. Johnston the following eight (8) courses and distances: (1) N 14(degree) 35' 11" W. 188.56 feet to an existing 1" iron pin; Thence (2) S 80(degree) 53' 39" W. 215.54 feet to an existing 1" iron pin; Thence (3) S 36(degree) 55' 31" E. 207.70 feet to an existing 1" iron pin; Thence (4) S 5(degree) 29' 04" E, 260.29 feet to an existing 1" iron pin; Thence
(5) N 76(degree) 16' 37" E. 33.00 feet to a 3/4" re-bar set; Thence (6) S 18(degree) 09' 06" E. 234.30 feet an existing 1" iron pin; Thence (7) S 53(degree) 31' 03" W. 57.67 feet to an existing 1" iron pin; Thence (8) S 9(degree) 55' 05" E. 81.18 feet to a 3/4" re-bar set at northeastern corner of Land N/F of Roy M. & Ida W. Bressler; Thence crossing through said Land N/F of Roy M. & Ida W. Bressler the following two (2) courses and distances: (1) S 68(degree) 35' 28" W. 299.93 feet to a 3/4" re-bar set; Thence (2) N 13(degree) 19" 37" W. 307.34 feet to the point of beginning.

     BEING A PORTION OF Deed Book 147, Page 114 - N/F of Roy M. & Ida W.
Bressler.

     UNDER AND SUBJECT, NEVERTHELESS, to all existing easements, conditions, restrictions and covenants of record.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT "C"

                       Spring Site Lease Payment Schedule

                                           Lease
        Calendar                         Amount Per
          Year                            Contract
        --------                         ----------
          1998                             [
          1999
          2000
          2001
          2002
          2003
          2004
          2005
          2006
          2007
          2008
          2009
          2010
          2011
          2012
          2013
          2014
          2015
          2016
          2017                                  ]


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